Exhibit 99.1

Press Release — For Immediate Release
October 22, 2021

Penns Woods Bancorp, Inc. Reports Third Quarter 2021 Earnings

Williamsport, PA — October 22, 2021 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. achieved net income of $11.2 million for the nine months ended September 30, 2021, resulting in basic and diluted earnings per share of $1.58.

Highlights

•Net income, as reported under GAAP, for the three and nine months ended September 30, 2021 was $4.1 million and $11.2 million, respectively, compared to $4.5 million and $11.3 million for the same periods of 2020. Results for the three and nine months ended September 30, 2021 compared to 2020 were impacted by a decrease in after-tax securities gains of $767,000 (from a gain of $799,000 to a gain of $32,000) for the three month period and a decrease in after-tax securities gains of $739,000 (from a gain of $975,000 to a gain of $236,000) for the nine month period.

•The provision for loan losses decreased $570,000 and $1.1 million, respectively, for the three and nine months ended September 30, 2021, to $75,000 and $940,000 compared to $645,000 and $2.0 million for the 2020 periods. The provision for loan losses was elevated in 2020 due primarily to the uncertainty caused by the COVID-19 pandemic.

•Basic and diluted earnings per share for the three and nine months ended September 30, 2021 were $0.58 and $1.58, respectively. Basic and diluted earnings per share for the three and nine months ended September 30, 2020 were $0.63 and $1.61, respectively.

•Return on average assets was 0.86% for three months ended September 30, 2021, compared to 0.97% for the corresponding period of 2020. Return on average assets was 0.79% for the nine months ended September 30, 2021, compared to 0.85% for the corresponding period of 2020.

•Return on average equity was 9.85% for the three months ended September 30, 2021, compared to 11.05% for the corresponding period of 2020. Return on average equity was 9.17% for the nine months ended September 30, 2021, compared to 9.57% for the corresponding period of 2020.

COVID-19 Activity

•Approximately one third of employees working remotely.

•As of September 30, 2021, loan modification/deferral program in place to defer payments up to 180 days for principal and/or interest with only $1.3 million in loan principal remaining in deferral.

•All COVID-19 related loan deferrals meet the requirements to not be considered a troubled debt restructuring.

•Participated in the Paycheck Protection Program ("PPP") by primarily utilizing third parties to service and place the loans.

•Significantly reduced deposit rates during the latter half of March 2020 continuing through September 2021.

•Total paycheck protection program loans originated to be held on balance sheet totaled $30.6 million with $10.6 million remaining on the balance sheet at September 30, 2021.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $4.1 million for the three months ended September 30, 2021 compared to $3.7 million for the same period of 2020. Core earnings were $10.9 million for the nine months ended September 30, 2021, compared to $10.3 million for the same period of 2020. Core earnings per share for the three months ended September 30, 2021 were $0.58 basic and diluted, compared to $0.52 basic and diluted core earnings per share for the same period of 2020. Core earnings per share for the nine months ended September 30, 2021 were $1.55 basic and diluted, compared to $1.47 basic and diluted for the same period of 2020. Core return on average assets and core return on average equity were 0.86% and 9.78% for the three months ended September 30, 2021, compared to 0.79% and 9.08% for the corresponding period of 2020. Core return on average assets and core return on average equity were 0.77% and 8.98% for the nine months ended September 30, 2021 compared to 0.78% and 8.75% for the corresponding period of 2020. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and nine months ended September 30, 2021 was 2.85% and 2.84%, compared to 2.76% and 2.97% for the corresponding period of 2020. The increase in the net interest margin for the nine month period was driven by a decrease in the yield of the loan portfolio of 19 and 32 basis points ("bps"), while the investment portfolio yield declined 51 and 59 bps, respectively, during the current low interest rate environment. Further compressing the net interest margin was the significant increase of interest-bearing deposits. These deposits carry a current yield of a few basis points and have increased in average balance as commercial customers have received PPP funding and retail customers have received stimulus funding. Rates paid on interest-bearing deposit liabilities decreased 48 and 53 bps as rates paid were decreased significantly during 2020 due to the economic impact of COVID-19 prolonging the low interest rate environment. These deposit rate decreases have partially offset the decline in earning asset yield.

Assets

Total assets increased $70.0 million to $1.9 billion at September 30, 2021 compared to September 30, 2020.  Cash and cash equivalents increased significantly due to deposit growth resulting from the various economic recovery programs instituted at the state and federal levels that impacted both commercial and retail customers, coupled with customers becoming more risk averse and seeking safety in a bank deposit. Net loans decreased $3.0 million to $1.3 billion at September 30, 2021 compared to September 30, 2020, as the COVID-19 business and travel restrictions and supply chain interruptions curtailed various lending activities such as indirect auto, home equity, and commercial. Lending activity began to rebound as business and travel restrictions were lessened during the second half of 2020 and continues to rebound in 2021. The investment portfolio increased $16.7 million from September 30, 2020 to September 30, 2021 as a portion of the excess cash liquidity was invested into short-term municipal bonds.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.58% at September 30, 2021 from 0.78% at September 30, 2020 as non-performing loans have decreased to $7.8 million at September 30, 2021 from $10.6 million at September 30, 2020, primarily due to a commercial loan relationship that was paid-off during the fourth quarter of 2020. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $186,000 for the nine months ended September 30, 2021 impacted the allowance for loan losses, which was 1.08% of total loans at September 30, 2021 compared to 1.00% at September 30, 2020.

Deposits

Deposits increased $101.2 million to $1.6 billion at September 30, 2021 compared to September 30, 2020. Noninterest-bearing deposits increased $47.6 million to $481.9 million at September 30, 2021 compared to September 30, 2020.  Driving deposit growth was the receipt of PPP funding by commercial customers, stimulus funding by retail customers, and customers becoming more risk averse and seeking safety in a bank deposit. Emphasis remains on increasing the utilization of electronic (internet and mobile) deposit banking among our customers. Utilization of internet and mobile banking has increased since the start of 2020 due to these efforts coupled with a change in consumer behavior due to the business and travel restrictions caused by the COVID-19 pandemic. The increased level of deposits has allowed for a decrease in short and long-term borrowings.

Shareholders’ Equity

Shareholders’ equity increased $6.1 million to $168.5 million at September 30, 2021 compared to September 30, 2020.  Accumulated other comprehensive loss of $2.0 million at September 30, 2021 increased from a loss of $678,000 at September 30, 2020 primarily as a result of a decrease of $936,000 in the net unrealized gain on available for sale securities. The current level of shareholders’ equity equates to a book value per share of $23.84 at September 30, 2021 compared to $23.05 at September 30, 2020, and an equity to asset ratio of 8.82% at September 30, 2021 and September 30, 2020. Dividends declared for the nine months ended September 30, 2021 and 2020 were $0.96 per share..

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates eighteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, Union, and Blair Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County, and United Insurance Solutions, LLC, which offers insurance products.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; (v) the effects of health emergencies, including the spread of infectious diseases or pandemics; or (vi) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2021	2020	% Change
ASSETS:
Noninterest-bearing balances	$35,523	$34,987	1.53%
Interest-bearing balances in other financial institutions	206,124	191,285	7.76%
Federal funds sold	40,000	—	n/a
Total cash and cash equivalents	281,647	226,272	24.47%

Investment debt securities, available for sale, at fair value	166,760	149,675	11.41%
Investment equity securities, at fair value	1,263	1,291	(2.17)%
Investment securities, trading	40	35	14.29%
Restricted investment in bank stock, at fair value	14,649	15,006	(2.38)%
Loans held for sale	3,246	6,647	(51.17)%
Loans	1,347,225	1,349,140	(0.14)%
Allowance for loan losses	(14,557)	(13,429)	8.40%
Loans, net	1,332,668	1,335,711	(0.23)%
Premises and equipment, net	34,434	32,886	4.71%
Accrued interest receivable	8,529	8,540	(0.13)%
Bank-owned life insurance	33,836	33,474	1.08%
Investment in limited partnerships	5,014	2,524	98.65%
Goodwill	17,104	17,104	—%
Intangibles	524	724	(27.62)%
Operating lease right of use asset	2,899	3,184	(8.95)%
Deferred tax asset	4,049	3,409	18.77%
Other assets	4,129	4,297	(3.91)%
TOTAL ASSETS	$1,910,791	$1,840,779	3.80%

LIABILITIES:
Interest-bearing deposits	$1,111,144	$1,057,562	5.07%
Noninterest-bearing deposits	481,875	434,248	10.97%
Total deposits	1,593,019	1,491,810	6.78%

Short-term borrowings	9,404	15,009	(37.34)%
Long-term borrowings	126,007	153,534	(17.93)%
Accrued interest payable	828	1,491	(44.47)%
Operating lease liability	2,947	3,219	(8.45)%
Other liabilities	10,105	13,287	(23.95)%
TOTAL LIABILITIES	1,742,310	1,678,350	3.81%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,545,922 and 7,527,605 shares issued; 7,065,697 and 7,047,380 shares outstanding	41,921	41,820	0.24%
Additional paid-in capital	53,508	52,268	2.37%
Retained earnings	87,146	81,127	7.42%
Accumulated other comprehensive gain (loss):
Net unrealized gain on available for sale securities	3,504	4,440	(21.08)%
Defined benefit plan	(5,486)	(5,118)	7.19%
Treasury stock at cost, 480,225	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	168,478	162,422	3.73%
Non-controlling interest	3	7	(57.14)%
TOTAL SHAREHOLDERS' EQUITY	168,481	162,429	3.73%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,910,791	$1,840,779	3.80%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2021	2020	% Change		2021	2020	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$13,382	$14,080	(4.96)%		$39,826	$43,403	(8.24)%
Investment securities:
Taxable	834	925	(9.84)%		2,491	2,958	(15.79)%
Tax-exempt	160	170	(5.88)%		495	484	2.27%
Dividend and other interest income	338	212	59.43%		903	747	20.88%
TOTAL INTEREST AND DIVIDEND INCOME	14,714	15,387	(4.37)%		43,715	47,592	(8.15)%

INTEREST EXPENSE:
Deposits	1,308	2,569	(49.09)%		4,481	8,406	(46.69)%
Short-term borrowings	3	8	(62.50)%		7	37	(81.08)%
Long-term borrowings	771	965	(20.10)%		2,430	2,893	(16.00)%
TOTAL INTEREST EXPENSE	2,082	3,542	(41.22)%		6,918	11,336	(38.97)%

NET INTEREST INCOME	12,632	11,845	6.64%		36,797	36,256	1.49%

PROVISION FOR LOAN LOSSES	75	645	(88.37)%		940	2,040	(53.92)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,557	11,200	12.12%		35,857	34,216	4.80%

NON-INTEREST INCOME:
Service charges	456	388	17.53%		1,218	1,249	(2.48)%
Debt securities gains, available for sale	48	1,013	(95.26)%		323	1,220	(73.52)%
Equity securities (losses) gains	(6)	—	n/a		(25)	30	(183.33)%
Securities (losses) gains, trading	(2)	(2)	—%		1	(16)	106.25%
Bank-owned life insurance	279	156	78.85%		614	492	24.80%
Gain on sale of loans	456	1,449	(68.53)%	.	2,034	2,921	(30.37)%
Insurance commissions	129	101	27.72%		436	320	36.25%
Brokerage commissions	237	224	5.80%		663	779	(14.89)%
Debit card income	388	352	10.23%		1,166	936	24.57%
Other	966	354	172.88%		2,044	1,162	75.90%
TOTAL NON-INTEREST INCOME	2,951	4,035	(26.86)%		8,474	9,093	(6.81)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,837	5,465	6.81%		17,107	16,362	4.55%
Occupancy	745	599	24.37%		2,438	1,927	26.52%
Furniture and equipment	883	837	5.50%		2,663	2,525	5.47%
Software amortization	226	257	(12.06)%		632	743	(14.94)%
Pennsylvania shares tax	373	340	9.71%		1,097	948	15.72%
Professional fees	615	608	1.15%		1,882	1,888	(0.32)%
Federal Deposit Insurance Corporation deposit insurance	220	271	(18.82)%		705	650	8.46%
Marketing	231	61	278.69%		434	170	155.29%
Intangible amortization	44	53	(16.98)%		147	174	(15.52)%
Other	1,273	1,216	4.69%		3,541	4,041	(12.37)%
TOTAL NON-INTEREST EXPENSE	10,447	9,707	7.62%		30,646	29,428	4.14%
INCOME BEFORE INCOME TAX PROVISION	5,061	5,528	(8.45)%		13,685	13,881	(1.41)%
INCOME TAX PROVISION	932	1,051	(11.32)%		2,516	2,563	(1.83)%
NET INCOME	$4,129	$4,477	(7.77)%		$11,169	$11,318	(1.32)%
Earnings attributable to noncontrolling interest	4	5	(20.00)%		15	13	15.38%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$4,125	$4,472	(7.76)%		$11,154	$11,305	(1.34)%
EARNINGS PER SHARE - BASIC	$0.58	$0.63	(7.94)%		$1.58	$1.61	(1.86)%
EARNINGS PER SHARE - DILUTED	$0.58	$0.63	(7.94)%		$1.58	$1.61	(1.86)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,063,994	7,045,336	0.26%		7,059,625	7,042,578	0.24%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,063,994	7,045,336	0.26%		7,059,625	7,042,578	0.24%
DIVIDENDS DECLARED PER SHARE	$0.32	$0.32	—%		$0.96	$0.96	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	September 30, 2021			September 30, 2020
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$46,193	$307	2.64%	$42,047	$386	3.65%
All other loans	1,296,790	13,139	4.02%	1,313,474	13,775	4.17%
Total loans	1,342,983	13,446	3.97%	1,355,521	14,161	4.16%

Federal funds sold	40,000	72	0.71%	—	—	—%

Taxable securities	150,308	1,022	2.76%	140,695	1,116	3.23%
Tax-exempt securities	37,069	203	2.22%	30,587	216	2.87%
Total securities	187,377	1,225	2.65%	171,282	1,332	3.16%

Interest-bearing deposits	205,715	78	0.15%	203,817	21	0.04%

Total interest-earning assets	1,776,075	14,821	3.32%	1,730,620	15,514	3.57%

Other assets	132,820			121,901

TOTAL ASSETS	$1,908,895			$1,852,521

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$228,255	22	0.04%	$199,420	51	0.10%
Super Now deposits	308,591	219	0.28%	273,190	489	0.71%
Money market deposits	306,177	238	0.31%	263,926	330	0.50%
Time deposits	248,649	829	1.32%	329,190	1,699	2.05%
Total interest-bearing deposits	1,091,672	1,308	0.48%	1,065,726	2,569	0.96%

Short-term borrowings	8,696	3	0.14%	17,517	8	0.18%
Long-term borrowings	133,536	771	2.29%	165,064	965	2.33%
Total borrowings	142,232	774	2.16%	182,581	973	2.12%

Total interest-bearing liabilities	1,233,904	2,082	0.67%	1,248,307	3,542	1.13%

Demand deposits	490,500			424,753
Other liabilities	17,027			17,644
Shareholders’ equity	167,464			161,817

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,908,895			$1,852,521
Interest rate spread			2.65%			2.44%
Net interest income/margin		$12,739	2.85%		$11,972	2.76%

	Three Months Ended September 30,
	2021	2020
Total interest income	$14,714	$15,387
Total interest expense	2,082	3,542
Net interest income	12,632	11,845
Tax equivalent adjustment	107	127
Net interest income (fully taxable equivalent)	$12,739	$11,972

	Nine Months Ended
	September 30, 2021			September 30, 2020
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$46,217	$991	2.87%	$46,476	$1,138	3.27%
All other loans	1,292,028	39,043	4.04%	1,304,207	42,504	4.35%
Total loans	1,338,245	40,034	4.00%	1,350,683	43,642	4.32%

Federal funds sold	21,993	117	0.71%	—	—	—%

Taxable securities	147,942	3,105	2.84%	143,601	3,582	3.38%
Tax-exempt securities	36,638	627	2.31%	27,558	613	3.02%
Total securities	184,580	3,732	2.73%	171,159	4,195	3.32%

Interest-bearing deposits	206,895	172	0.11%	125,447	123	0.13%

Total interest-earning assets	1,751,713	44,055	3.37%	1,647,289	47,960	3.89%

Other assets	128,567			116,868

TOTAL ASSETS	$1,880,280			$1,764,157

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$222,889	94	0.06%	$189,205	209	0.15%
Super Now deposits	294,570	694	0.31%	248,327	1,322	0.71%
Money market deposits	307,309	761	0.33%	234,772	1,225	0.70%
Time deposits	253,130	2,932	1.55%	356,897	5,650	2.11%
Total interest-bearing deposits	1,077,898	4,481	0.56%	1,029,201	8,406	1.09%

Short-term borrowings	7,152	7	0.13%	13,195	37	0.37%
Long-term borrowings	138,669	2,430	2.34%	165,702	2,893	2.33%
Total borrowings	145,821	2,437	2.23%	178,897	2,930	2.19%

Total interest-bearing liabilities	1,223,719	6,918	0.76%	1,208,098	11,336	1.25%

Demand deposits	473,088			378,889
Other liabilities	21,327			19,682
Shareholders’ equity	162,146			157,488

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,880,280			$1,764,157
Interest rate spread			2.61%			2.64%
Net interest income/margin		$37,137	2.84%		$36,624	2.97%

	Nine Months Ended September 30,
	2021	2020
Total interest income	$43,715	$47,592
Total interest expense	6,918	11,336
Net interest income	36,797	36,256
Tax equivalent adjustment	340	368
Net interest income (fully taxable equivalent)	$37,137	$36,624

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Operating Data
Net income	$4,125	$3,588	$3,441	$3,901	$4,472
Net interest income	12,632	12,095	12,070	11,967	11,845
Provision for loan losses	75	350	515	585	645
Net security gains	40	140	119	374	1,011
Non-interest income, excluding net security gains	2,911	2,769	2,495	2,701	3,024
Non-interest expense	10,447	10,248	9,951	9,640	9,707

Performance Statistics
Net interest margin	2.85%	2.78%	2.88%	2.81%	2.76%
Annualized return on average assets	0.86%	0.76%	0.75%	0.85%	0.97%
Annualized return on average equity	9.85%	8.70%	8.59%	9.55%	11.05%
Annualized net loan charge-offs (recoveries) to average loans	(0.01)%	0.03%	0.04%	0.06%	0.06%
Net charge-offs (recoveries)	(44)	114	116	211	193
Efficiency ratio	66.93%	68.61%	67.96%	65.36%	64.89%

Per Share Data
Basic earnings per share	$0.58	$0.51	$0.49	$0.55	$0.63
Diluted earnings per share	0.58	0.51	0.49	0.55	0.63
Dividend declared per share	0.32	0.32	0.32	0.32	0.32
Book value	23.84	23.63	23.25	23.27	23.05
Common stock price:	21.12	21.12
High	24.42	26.51	27.78	27.30	22.83
Low	22.78	23.03	20.55	19.61	19.61
Close	23.92	23.82	24.09	26.01	19.85
Weighted average common shares:
Basic	7,064	7,060	7,055	7,050	7,045
Fully Diluted	7,064	7,060	7,055	7,050	7,045
End-of-period common shares:
Issued	7,546	7,542	7,537	7,533	7,528
Treasury	480	480	480	480	480

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Financial Condition Data:
General
Total assets	$1,910,791	$1,894,870	$1,896,192	$1,834,643	$1,840,779
Loans, net	1,332,668	1,323,509	1,321,697	1,330,524	1,335,711
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	524	568	618	671	724
Total deposits	1,593,019	1,563,696	1,564,364	1,494,443	1,491,810
Noninterest-bearing	481,875	477,344	478,916	449,357	434,248
Savings	231,189	226,573	224,890	209,924	202,781
NOW	340,441	296,450	290,355	287,775	268,463
Money Market	305,156	301,405	324,207	283,742	274,480
Time Deposits	234,358	261,924	245,996	263,645	311,838
Total interest-bearing deposits	1,111,144	1,086,352	1,085,448	1,045,086	1,057,562

Core deposits*	1,358,661	1,301,772	1,318,368	1,230,798	1,179,972
Shareholders’ equity	168,478	166,830	164,059	164,142	162,422

Asset Quality
Non-performing loans	$7,763	$7,931	$9,272	$10,334	$10,553
Non-performing loans to total assets	0.41%	0.42%	0.49%	0.56%	0.57%
Allowance for loan losses	14,557	14,438	14,202	13,803	13,429
Allowance for loan losses to total loans	1.08%	1.08%	1.06%	1.03%	1.00%
Allowance for loan losses to non-performing loans	187.52%	182.05%	153.17%	133.57%	127.25%
Non-performing loans to total loans	0.58%	0.59%	0.69%	0.77%	0.78%

Capitalization
Shareholders’ equity to total assets	8.82%	8.80%	8.65%	8.95%	8.82%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Thousands, Except Per Share Data)	2021	2020	2021	2020
GAAP net income	$4,125	$4,472	$11,154	$11,305
Less: net securities gains, net of tax	32	799	236	975
Non-GAAP core earnings	$4,093	$3,673	$10,918	$10,330

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Return on average assets (ROA)	0.86%	0.97%	0.79%	0.85%
Less: net securities gains, net of tax	—%	0.18%	0.02%	0.07%
Non-GAAP core ROA	0.86%	0.79%	0.77%	0.78%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Return on average equity (ROE)	9.85%	11.05%	9.17%	9.57%
Less: net securities gains, net of tax	0.07%	1.97%	0.19%	0.82%
Non-GAAP core ROE	9.78%	9.08%	8.98%	8.75%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Basic earnings per share (EPS)	$0.58	$0.63	$1.58	$1.61
Less: net securities gains, net of tax	—	0.11	0.03	0.14
Non-GAAP basic core EPS	$0.58	$0.52	$1.55	$1.47

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Diluted EPS	$0.58	$0.63	$1.58	$1.61
Less: net securities gains, net of tax	—	0.11	0.03	0.14
Non-GAAP diluted core EPS	$0.58	$0.52	$1.55	$1.47

COVID-19 Loan Deferrals as of September 30, 2021

(In Thousands)	Amount
Commercial, financial, and agricultural	$—
Real estate mortgage:
Residential	1,066
Commercial	271
Consumer automobile loans	—
Other consumer installment loans	9
Total loan deferrals	$1,346